UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 26, 2014

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby Street
Suite 1800
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 26, 2014, senior management of Sanchez Energy Corporation (the “Company”) will host an Analyst Day (the “Analyst Day”) in Houston, Texas with analysts and investors to discuss the Company’s current operations, future plans and operational outlook. For the benefit of all investors, the slide presentation to be delivered at the Analyst Day is furnished as Exhibit 99.1 to this current report, is incorporated herein by reference, and will be posted along with a webcast of the Analyst Day presentation on the Company’s website, www.sanchezenergycorp.com, under the section entitled “Investors.”  A replay of the webcast will also be available under the aforementioned section on the Company’s website until Tuesday, September 2, 2014.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing.

Item 7.01. Regulation FD Disclosure

The information set forth under Item 2.02 of this Form 8-K is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibits

99.1	Sanchez Energy Corporation 2014 Analyst Day Conference slide presentation, dated August 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: August 26, 2014	By:	/s/ Antonio R. Sanchez, III
Antonio R. Sanchez, III
President and Chief
Executive Officer

EXHIBIT INDEX

Exhibits

99.1	Sanchez Energy Corporation 2014 Analyst Day Conference slide presentation, dated August 26, 2014.